SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 12, 1998


                              Datatec Systems, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                     0-20688                94-2914253
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(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)               File Number)          Identification No.)


                   20C Commerce Way, Totowa, New Jersey 07512
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (973) 890-4800


                          Glasgal Communications, Inc.
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         (Former name or former address, if changed since last report.)


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Item 5.           OTHER EVENTS.

         On January 12, 1998 the Registrant, a Delaware corporation, issued a press release announcing that the Registrant changed its name from Glasgal Communications, Inc. to Datatec Systems, Inc. The Registrant's ticker symbols will be "DATC" on the Nasdaq Small- Cap market at market open on January 13, 1998, and "DAT" on the Boston Stock Exchange at market open on January 14, 1998.

         The Registrant's shareholders approved an amendment to the Registrant's Certificate of Incorporation to change its corporate name and increase the number of authorized shares of Common Stock at the Registrant's annual meeting of shareholders held on December 22, 1997.

         For additional information concerning the name change and the amendment to the Registrant's Certificate of Incorporation, reference is made to the news release and the Certificate of Amendment which are incorporated herein by reference and are attached hereto as exhibits 99.1 and 99.2, respectively.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

99.1              News Release of Glasgal Communications, Inc. dated
                  January 12, 1998.

99.2 Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on January 7, 1998.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   DATATEC SYSTEMS, INC.


                                   By:  /S/ JAMES CACI
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                                        James Caci
                                        Vice President, Chief Financial
                                        Officer, Secretary and Treasurer

DATE:  January 12, 1998

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